IMPAIRMENT TESTING	12 Months Ended
Dec. 31, 2018
Disclosure of information for impairment loss recognised or reversed for individual asset or cash-generating unit [abstract]
IMPAIRMENT TESTING

Note 7 – Impairment testing

As of 31 December 2018, Management performed an impairment test of the recoverable amount of significant assets within the cash-generating unit — the Tanker Segment.

In 2018, the recoverable amount of the Tanker Segment was based on its value in use.

As the value in use was in all material respects equivalent to the carrying amount, Management concluded that the impairment test did not provide the basis for any impairment or reversal of the impairment recorded in 2016.

The assessment of the value in use of the Tanker Segment was based on the net present value of the expected future cash flows. The freight rate estimates in the period 2019-2021 are based on the Company's business plans. Beyond 2021, the freight rates are based on TORM’s 10-year historical average rates, adjusted for expected inflation.

From the year ended 31 December 2017 and going forward, TORM has decided to use its own historical average rates, rather than the ones from Clarksons, as it has been concluded, following detailed analysis, that they reflect TORM’s actual trading pattern and routes which differ to the benchmarks used by Clarksons, in addition to reflecting operating efficiencies that TORM is able to achieve due to the size and interdependency of its fleet. Historically, TORM has continuously performed at or higher than the Clarksons benchmark.

The discount rate used in the value in use calculation is based on a Weighted Average Cost of Capital (WACC) of 8.3% as of 31 December 2018 (2017: 8.7%, 2016: 8.8%) . WACC is calculated by using a standard WACC model in which cost of equity, cost of debt and capital structure are the key parameters.

As of 31 December 2018, the 10-year historical average spot freight rates used in the value in use calculation are as follows:

•	LR2: USD/day 18,003 (2017: USD/day 17,216, 2016: USD/day 20,176 )
•	LR1: USD/day 16,907 (2017: USD/day 16,445, 2016: USD/day 17,124)
•	MR: USD/day 15,349 (2017: USD/day 15,794, 2016: USD/day 15,118)
•	Handysize: USD/day 13,968 (2017: USD/day 14,416, 2016: USD/day 15,203)

Operating expenses and administrative expenses are estimated based on TORM's business plans for the period 2019-2021. Beyond 2021, operating expenses are adjusted for 2% (2017: 3%) inflation and administrative expenses are adjusted for 2% inflation (2017: 2%).

The product tankers are expected to generate normal income for 25 years from delivery from the shipyard. Given the current age profile of the tanker fleet, the average remaining life would be approximately 15 years.

The calculation of the value in use is sensitive to changes in the key assumptions which are related to the future development in freight rates, the WACC applied as discounting factor in the calculations and the development in operating expenses. All other things being equal, the sensitivities to the value in use have been assessed as follows:

•	An increase/decrease in the tanker freight rates of USD/day 1,000 would result in an increase/decrease in the value in use of USD 256m
•	An increase in WACC of 1.0% would result in a decrease in the value in use of USD 108 and a decrease in WACC of 1% would result in an increase in the value in use of USD 122m
•	An increase/decrease in operating expenses of 10.0% would result in a decrease/increase in the value in use of USD 181m

However, if the downside sensitivities outlined above had been applied to the impairment test as of 31 December 2018, the impairment charge arising in the current year would have been capped at USD 39m based on the fair value less costs to sell of the Tanker Segment. If the upside sensitivities outlined above had been applied, the impairment reversal would have been capped at the impairment charge applied to the Group’s vessels in 2016 adjusted for the impact of the incremental depreciation that would have been charged during the year and vessel disposals that occurred during 2017 and 2018.

As outlined above, the impairment test has been prepared on the basis that the Company will continue to operate its vessels as a fleet in the current set-up. The fair value based on broker values of TORM's vessels including the order book and chartered-in vessels was USD 1,664m, which is USD 39m below the carrying amount.